Exhibit 10.5

EXECUTION COPY

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of January 27, 2016 (this “Amendment”), is entered into by and among Essendant Co., an Illinois corporation (formerly known as United Stationers Supply Co.; the “Borrower”), Essendant Inc., a Delaware corporation (formerly known as United Stationers Inc.; the “Parent”), the financial institutions that are parties hereto and JPMorgan Chase Bank, National Association, as agent (in such capacity, the “Agent”).

RECITALS

A.The Borrower, the Parent, certain financial institutions and the Agent are parties to that certain Fourth Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 8, 2013 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms that are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement).

B.Subject to the terms and conditions hereof, the parties hereto wish to amend the Credit Agreement in certain respects.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amendments to the Credit Agreement.  Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Consolidated EBITDA” means, with respect to any period, (A) Consolidated Net Income for such period, plus (B) to the extent deducted from revenues in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) losses attributable to equity in Affiliates, (vi) non-cash charges related to employee compensation, (vii) any extraordinary non-cash or nonrecurring non-cash charges or losses, (viii) fees, costs and expenses incurred in connection with Permitted Acquisitions in an aggregate amount not to exceed $10,000,000 in any fiscal year, (ix) any expense under settlement accounting arising from an offer to terminated vested participants in the Essendant Pension Plan to accept a lump sum in lieu of future pension payments made during a window offering period in 2016 and (x) in connection with any Qualifying Permitted Acquisition or Material Disposition, calculated on a pro forma basis based on USI’s most recent financial statements delivered pursuant to Section 6.1 (or, prior to the delivery of the first such financial statements delivered hereunder, as of March 31, 2013), (1) any cost savings and expenses that relate to such Qualifying Permitted Acquisition or Material Disposition in accordance with Article 11 of Regulation S-X under the Securities Act and

(2) any demonstrable cost-savings and operating expense reductions (net of continuing associated expenses) that relate to such Qualifying Permitted Acquisition or Material Disposition or are reasonably anticipated by the Borrower to be achieved in connection with such Qualifying Permitted Acquisition or Material Disposition within the 12-month period following the consummation thereof, which the Borrower determines in good faith are reasonable and which are so set forth in a certificate of a financial officer of the Borrower delivered to the Agent; provided that amounts added back pursuant to this subclause (2) shall be permitted only to the extent to the aggregate additions under subclauses (1) and (2) for such period do not exceed 10% of the amount which could have been included in Consolidated EBITDA in the absence of the adjustment under this clause (x), minus (C) to the extent included in Consolidated Net Income for such period, any extraordinary non-cash or nonrecurring non-cash gains, all calculated for USI and its Subsidiaries on a consolidated basis.

Solely for the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), if at any time during such Reference Period, USI or any of its Subsidiaries shall have made any Material Disposition, Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, in each case, calculated on a pro forma basis based on USI’s most recent financial statements delivered pursuant to Section 6.1 (or, prior to delivery of the first such financial statements delivered hereunder, as of March 31, 2013).

(b)Section 3.5 of the Credit Agreement is amended to insert the following new subclause (x) at the end thereof:

(x)For purposes of determining withholding Taxes imposed under the FATCA, from and after January 27, 2016, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

2.Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, (a) the Agent shall have received duly executed copies of (i) this Amendment from the Borrower, the Parent and the Required Lenders and (ii) a Reaffirmation in the form of Attachment A hereto from each of the Parent and the Guarantors and (b) the Borrower shall have paid (or caused to be paid or reimbursed) the Amendment Fee (as defined below) and, to the extent invoiced, all Costs and Expenses (as defined below).

3.Representations and Warranties.  Each of the Borrower and the Parent hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and the

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Parent and are enforceable against the Borrower and the Parent in accordance with their terms.

(b)Upon the effectiveness of this Amendment, each of the Borrower and the Parent hereby reaffirms that the representations and warranties of each Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to a specific earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date (provided, however, that the representation and warranty specified in Section 5.5 of the Credit Agreement shall be made only as of the Restatement Effective Date).

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (“Costs and Expenses”).

6.Amendment Fee.  Upon the effectiveness of this Amendment, the Borrower agrees to pay to each Lender that shall have delivered a signature page to this Amendment prior to 5:00 p.m., Chicago time, on January 27, 2016, an amendment fee of $2,500 (all such fees in the aggregate being the “Amendment Fee”).

7.Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

8.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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9.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ESSENDANT CO.

By:

Name:

Title:

ESSENDANT INC.

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A., individually, as an LC Issuer, as Swing Line Lender and as Agent

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as an LC Issuer and Lender

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Issuer and Lender

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

MUFG UNION BANK, N.A., as a Lender

By:

Name:

Title:

RBS CITIZENS, N.A., as a Lender

By:

Name:

Title:

FIFTH THIRD BANK, as a Lender

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

THE NORTHERN TRUST COMPANY, as a Lender

By:

Name:

Title:

TD BANK, N.A., as a Lender

By:

Name:

Title:

FIRST HAWAIIAN BANK, as a Lender

By:

Name:

Title:

ATTACHMENT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement dated as of July 8, 2013 by and among Essendant Co., an Illinois corporation (formerly known as United Stationers Supply Co.; the “Borrower”), Essendant Inc., a Delaware corporation (formerly known as United Stationers Inc.; the “Parent”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of January 27, 2016 (the “Amendment”).  Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  The undersigned acknowledge and agree that nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the Agent or any Lender to consent to any future amendment or other modification to the Credit Agreement or any Loan Document.  Each of the undersigned reaffirms the terms and conditions of each of the Collateral Documents and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  January 27, 2016

ESSENDANT INC.

By:

Name:

Title:

SIGNATURE PAGE TO REAFFIRMATION

ESSENDANT FINANCIAL SERVICES LLC

ESSENDANT MANAGEMENT SERVICES LLC

ESSENDANT INDUSTRIAL, LLC

O.K.I. SUPPLY, LLC

OKI MIDDLE EAST HOLDING CO.

CPO COMMERCE ACQUISITION, LLC

CPO COMMERCE, LLC

LIBERTY BELL EQUIPMENT CORPORATION

TRANSSUPPLY GROUP, LLC

LABEL INDUSTRIES, INC.

XL CHAMPION HOLDINGS, LLC

AJS GROUP, LLC

NESTOR HOLDING COMPANY

NESTOR SALES HOLDCO, LLC

NESTOR SALES, LLC

By:

Name:

Title:

SIGNATURE PAGE TO REAFFIRMATION